U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 13, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)



                             MUSE TECHNOLOGIES, INC.
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              Exact Name of Registrant as Specified in its Charter
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

               Delaware                                1-14559                              85-0437001
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    (State or Other Jurisdiction of            (Commission File Number)        (IRS Employer Identification Number)
            Incorporation)
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                      300 Fifth Avenue, Waltham, MA. 02451
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                     Address of Principal Executive Offices

                                 (781) 890-4300
          ------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

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THIS  REPORT  ON FORM 8-K  CONTAINS,  IN  ADDITION  TO  HISTORICAL  INFORMATION,
FORWARD-LOOKING  STATEMENTS BY MUSE TECHNOLOGIES,  INC. (THE "COMPANY") THAT MAY
CONSTITUTE   FORWARD-LOOKING  STATEMENTS  WITHIN  THE  MEANING  OF  THE  PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "MAY," "SHOULD," "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT" AND "INTEND," AND OTHER SUCH SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER
MATERIALLY  FROM  THOSE  DESCRIBED  IN  THE  FORWARD-LOOKING   STATEMENTS.   ALL
FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY.
ASSUMES  NO   OBLIGATION   TO  UPDATE  THESE   CAUTIONARY   STATEMENTS   OR  ANY
FORWARD-LOOKING STATEMENTS.

ITEM 5. OTHER EVENTS

     On June 14, 2001, MUSE Technologies, Inc. d/b/a Advanced Visual Systems (the "Company") received short term financing in the amount of a 90-day $100,000 loan ("Loan"). The Loan, which bears interest at the rate of 9% per annum, is secured by certain of the Company's identified accounts receivable. While the Loan addresses certain of the Company's immediate short-term cash flow needs, the Company's accounts receivable collections are less than forecasted resulting in continued limited cash flow and a shortage of working capital. The Company continues to seek required long-term financing and to explore all other alternatives, including the possibility of filing for protection under Title 11 of the United States Code.

     On June 13, 200l, a class action complaint was filed against the Company and certain of its former and current officers and directors in the United States District Court for the District of Massachusetts alleging violations under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and other provisions of the United States Securities laws during the period January 24, 2000 through February 21, 2001. The Company is in the process of evaluating such claims.

     Effective June 8, June 12 and June 13, 2001, respectively, each of Jack Berenzwig, Ed Masi and John Hough tendered their respective resignations from the Company's Board of Directors. The Company's Board of Directors currently consists of Steve Sukman and Brian R. Clark, the Company's Chief Executive Officer, and President and Chief Financial Officer, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits: None


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                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MUSE TECHNOLOGIES, INC.


Dated:   June 25, 2001                  By:      /s/ Steve Sukman
                                                 ----------------
                                                 Steve Sukman
                                                 Chief Executive Officer






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